UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2005

REPUBLIC BANCORP, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	0-24649	61-0862051
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

601 West Market Street, Louisville, Kentucky		40202
(Address of principal executive offices)		(Zip code)

(502) 584-3600

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01    Other Events.

On September 21, 2005, the Board of Directors of Republic Bancorp, Inc. (the “Company”) authorized the purchase of up to 250,000 shares of the Company’s Class A Common Stock.  The Company is authorized to make the purchases at management’s discretion on the open market or in privately negotiated transactions in accordance with the rules of the Securities and Exchange Commission. The actual number of shares to be purchased and the timing of such purchases will be based on a number of factors including price, corporate and regulatory requirements and other market conditions.  The stock purchase plan has no expiration date, however the stock purchase program may be limited or terminated at any time without prior notice.

As of September 26, 2005, there were no remaining shares approved for purchase under the Company’s previous stock purchase authorizations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REPUBLIC BANCORP, INC.

Date: September 26, 2005	By	/s/ Kevin Sipes
Kevin Sipes
Executive Vice President, Chief Financial Officer &
Chief Accounting Officer